EXHIBIT 10.2

                        WARRANT TO PURCHASE COMMON STOCK

                                       OF

                         FREESTAR TECHNOLOGY CORPORATION

NEITHER THIS WARRANT NOR THE SECURITIES FOR WHICH THIS WARRANT IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER SECTION 4(2) OF AND RULE 505 AND 506 OF REGULATION D PROMULGATED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, ASSIGNED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION OR EXCLUSION FROM THE REGISTRATION REQUIREMENTS THEREUNDER AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS.

FOR  VALUE  RECEIVED,   Freestar  Technology  Corporation,  a  corporation  duly
organized and existing under the laws of the state of Nevada (the "Company"), grants the following rights to _____________________________ (the "Holder"):

  ARTICLE 1.   DEFINITIONS

Capitalized terms used and not otherwise defined herein shall have the meanings given such terms in the Settlement Agreement by and between the Company and Sportingbet Plc dated as of the date hereof (the "Settlement Agreement"). As used in this Warrant, the following terms shall have the following meanings:

"Common Stock" shall mean common stock of the Company with par value of US$0.001.

"Corporate Office" shall mean the office of the Company (or its successor) at which at any particular time its principal business shall be administered.

"Exercise Date" shall mean any date on which the Holder gives the Company a Notice of Exercise in compliance with the terms of this Warrant.

"Exercise Price" shall mean the Fixed Price per share of Common Stock, subject to adjustment as provided herein.

"Expiration Date" shall mean 5:00 p.m. (New York time) on the second annual anniversary of the date hereof.

"Fixed Price" shall mean US $0.xx.

"SEC" shall mean the United States Securities and Exchange Commission.

"Warrant Shares" shall mean the shares of the Common Stock issuable upon exercise of this Warrant.

  ARTICLE 2.   EXERCISE AND AGREEMENTS.

     2.1. Exercise of Warrant. This Warrant shall entitle the Holder to purchase, at the Exercise Price, xxxxxx (xxxxxxx) shares of Common Stock. This Warrant shall be exercisable at any time and from time to time from the Anniversary Date to the Expiration Date (the "Exercise Period"). This Warrant and the right to purchase Warrant Shares hereunder shall expire and become void on the Expiration Date.

     2.2. Manner of Exercise. The Holder may exercise this Warrant at any time and from time to time during the Exercise Period, in whole or in part (but not in denominations of fewer than 10,000 Warrant Shares, except upon an exercise of this Warrant with respect to the remaining balance of Warrant Shares purchasable hereunder at the time of exercise), by delivering to the Company (i) a duly executed Notice of Exercise in substantially the form attached as Appendix I hereto, (ii) the certificate representing the Warrants, and (iii) a bank cashier's or certified check for the aggregate Exercise Price of the Warrant Shares being purchased.

     2.3. Termination. All rights of the Holder in this Warrant, to the extent they have not been exercised, shall terminate on the Expiration Date.

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     2.4. No Rights Prior to Exercise. This Warrant shall not entitle the Holder to any voting or other rights as a stockholder of the Company.

     2.5. Fractional Shares. No fractional shares shall be issuable upon exercise of this Warrant, and the number of Warrant Shares to be issued shall be rounded up to the nearest whole number. If, upon exercise of this Warrant, the Holder hereof would be entitled to receive any fractional share, the Company shall issue to the Holder one additional share of Common Stock in lieu of such fractional share.

     2.6. Adjustments to Exercise Price and Number of Securities.

          2.6.1. Subdivision and Combination. In case the Company shall at any time subdivide or combine the outstanding shares of Common Stock, the Exercise Price shall forthwith be proportionately decreased in the case of subdivision or increased in the case of combination.

          2.6.2. Adjustment in Number of Securities. Upon each adjustment of the Exercise Price pursuant to the provisions of this Section 2.6, the number of Warrant Shares issuable upon the exercise of each Warrant shall be adjusted to the nearest whole number by multiplying a number equal to the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares issuable upon exercise of the Warrants immediately prior to such adjustment and dividing the product so obtained by the adjusted Exercise Price.

          2.6.3. Merger or Consolidation. In case of any consolidation of the Company with, or merger of the Company with, or merger of the Company into, another corporation (other than a consolidation or merger which does not result in any reclassification or change of the outstanding Common Stock), the corporation formed by such consolidation or merger shall execute and deliver to the Holder a supplemental warrant agreement providing that the Holder of each Warrant then outstanding or to be outstanding shall have the right thereafter (until the expiration of such Warrant) to receive, upon exercise of such Warrant, the kind and amount of shares of stock and other securities and property (except in the event the property is cash, then the Holder shall have the right to exercise the Warrant and receive cash in the same manner as other stockholders) receivable upon such consolidation or merger, by a holder of the number of shares of Common Stock of the Company for which such warrant might have been exercised immediately prior to such consolidation, merger, sale or transfer. Such supplemental warrant agreement shall provide for adjustments which shall be identical to the adjustments provided in Section 2.6. The foregoing provisions of this paragraph 0 shall similarly apply to successive consolidations or mergers.

     2.7. Dividends and Other Distributions. In the event that the Company shall at any time prior to the exercise of all Warrants declare a dividend (other than a dividend consisting solely of shares of Common Stock) or otherwise distribute to its stockholders any assets, property, rights, evidences of indebtedness, securities (other than shares of Common Stock), whether issued by the Company or by another, or any other thing of value, the Holders of the unexercised Warrants shall thereafter be entitled, in addition to the shares of Common Stock or other securities and property receivable upon the exercise thereof, to receive, upon the exercise of such Warrants, the same property, assets, rights, evidences of indebtedness, securities or any other thing of value that they would have been entitled to receive at the time of such dividend or distribution as if the Warrants had been exercised immediately prior to such dividend or distribution. At the time of any such dividend or distribution, the Company shall make appropriate reserves to ensure the timely performance of the provisions of this Section 2.7. Nothing contained herein shall provide for the receipt or accrual by a Holder of cash dividends prior to the exercise by such Holder of the Warrants.
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  ARTICLE 3.   REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY

     3.1. Representations and Warranties. The Company hereby represents and warrants to the Holder as follows:

          3.1.1. All shares which may be issued upon the exercise of the purchase right represented by this Warrant shall, upon issuance,
               (i) be duly authorized, validly issued, fully-paid and non-assessable, (iii) free and clear of all liens, claims and encumbrances except for restrictions on transfer provided for herein or under applicable federal and state securities laws, and
               (iii) not be subject to any pre-emptive rights.

          3.1.2. The Company is a corporation duly organized and validly existing under the laws of the State of Nevada, and has the full power and authority to issue this Warrant and to comply with the terms hereof. The execution, delivery and performance by the Company of its obligations under this Warrant, including, without limitation, the issuance of the Warrant Shares upon any exercise of the Warrant, have been duly authorized by all necessary corporate action. This Warrant has been duly executed and delivered by the Company and is a valid and binding obligation of the Company, enforceable in accordance with its terms.

          3.1.3. The Company is not subject to or bound by any provision of any certificate or articles of incorporation or by-laws, mortgage, deed of trust, lease, note, bond, indenture, other instrument or agreement, license, permit, trust, custodianship, other restriction or any applicable provision of any law, statute, rule, regulation, judgment, order, writ, injunction or decree of any court, governmental body, administrative agency or arbitrator which could prevent or be violated by or under which there would be a default (or right of termination) as a result of the execution, delivery and performance by the Company of this Warrant.

          3.1.4. The Company is subject to the reporting requirements of Section 13 or Section 15(d) of the Exchange Act and is current in the filing of all reports required to be filed thereunder. The Company is eligible to issue the Warrants and the Warrant Shares pursuant to section 4(2) of and Rules 505 and 506 of Regulation D promulgated under the Securities Act.

  ARTICLE 4.   MISCELLANEOUS

     4.1. Transfer. This Warrant may not be offered, sold, transferred, pledged, assigned, hypothecated or otherwise disposed of, in whole or in part, prior to the first anniversary of the date hereof or at any time after the first anniversary of the date hereof except in compliance with applicable federal and state securities laws by the transferor and the transferee (including, without limitation, the delivery of an investment representation letter and a legal opinion reasonably satisfactory to the Company).

     4.2. Transfer Procedure. Subject to the provisions of Section 4.1, the Holder may transfer or assign this Warrant by giving the Company notice setting forth the name, address and taxpayer identification number of the transferee or assignee, if applicable (the "Transferee"), and surrendering this Warrant to the Company for reissuance to the Transferee and, in the event of a transfer or assignment of this Warrant in part, the Holder. (Each of the persons or entities in whose name any such new Warrant shall be issued are herein referred to as a "Holder").

     4.3. Worn or Lost Warrant. If this Warrant becomes worn, defaced or mutilated but is still substantially intact and recognizable, the Company or its agent may issue a new Warrant in lieu hereof upon its surrender. Where the Holder of this Warrant claims that the Warrant has been lost, destroyed or wrongfully taken, the Company shall issue a new Warrant in place of the original Warrant if the Holder so requests by written notice to the Company actually received by the Company before it is notified that the Warrant has been acquired by a bona fide purchaser and the Holder has delivered to the Company an indemnity bond in such amount and issued by such surety as the Company deems satisfactory together with an affidavit of the Holder setting forth the facts concerning such loss, destruction or wrongful taking and such other information in such form with such proof or verification as the Company may request.
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  ARTICLE 5.   NOTICE

     5.1. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Warrant must be in writing and will be deemed to have been delivered (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided a confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or
          (iii) one (1) day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

               If to Holder:
                                     Morberge Finance
                                     Hornsgatan 57
                                     118 49 Stockholm
                                     Sweden

                                     Attn:  Soren Morberg
                                     Phone:
                                     Facsimile:

               If to Freestar:       Freestar Technology Corporation
                                     60 Lower Baggot Street
                                     Dublin 2 , Ireland



Each party shall provide five (5) business days prior notice to the other party of any change in address, phone number or facsimile number.

  ARTICLE 6.   TIME

Where this Warrant authorizes or requires the payment of money or the performance of a condition or obligation on a Saturday or Sunday or a public holiday, or authorizes or requires the payment of money or the performance of a condition or obligation within, before or after a period of time computed from a certain date, and such period of time ends on a Saturday or a Sunday or a public holiday, such payment may be made or condition or obligation performed on the next succeeding business day, and if the period ends at a specified hour, such payment may be made or condition performed, at or before the same hour of such next succeeding business day, with the same force and effect as if made or performed in accordance with the terms of this Warrant. A "business day" shall mean a day on which the banks in New York are not required or authorized to be closed.

  ARTICLE 7.   ASSIGNMENT AND AMENDMENT

This Warrant shall be assignable in accordance with the terms and conditions in the Settlement Agreement. This Warrant may not be amended, modified or supplemented except in writing signed by the Company and Holder.

  ARTICLE 8.   RULES OF CONSTRUCTION

In this Warrant, unless the context otherwise requires, words in the singular number include the plural, and in the plural include the singular, and words of the masculine gender include the feminine and the neuter, and when the sense so indicates, words of the neuter gender may refer to any gender. The numbers and titles of sections contained in the Warrant are inserted for convenience of reference only, and they neither form a part of this Warrant nor are they to be used in the construction or interpretation hereof.

  ARTICLE 9.   GOVERNING LAW

The validity, terms, performance and enforcement of this Warrant shall be governed and construed by the provisions hereof and in accordance with the laws of the State of Nevada applicable to agreements that are negotiated, executed, delivered and performed solely in the State of Nevada, and by applicable federal laws, including, but not including the federal securities laws, of the United States.

  ARTICLE 10.  LITIGATION

          10.1. Forum Selection and Consent to Jurisdiction. Any litigation arising out of, under, or in connection with, this Warrant or any course of conduct, course of dealing, statements (whether oral or written) or actions of the Company or Holder shall be brought and maintained exclusively in the courts of the State of Nevada. The Company and Holder hereby expressly and irrevocably submit to the jurisdiction of the state and federal courts of the State of Nevada for the purpose of any such litigation as set forth above and irrevocably agrees to be bound by any final judgment rendered thereby in connection with such litigation. Each Party specifically consents to jurisdiction in Clark County, Nevada.

          10.2. Waiver of Jury Trial. The Holder and the Company hereby knowingly, voluntarily and intentionally waive any rights they may have to a trial by jury in respect of any litigation based hereon, or arising out of, under, or in connection with, this Warrant, or any course of conduct, course of dealing, statements (whether oral or written) or actions of the Holder or the Company. The Company acknowledges and agrees that it has received full and sufficient consideration for this provision and that this provision is a material inducement for the Holder purchasing this Warrant.


IN WITNESS WHEREOF, the Company has duly executed this Warrant as of Jan ___, 2006.

                         FREESTAR TECHNOLOGY CORPORATION

                                            By: ________________________________
                                                     Name: Paul Egan
                                                     Title: CEO

                                   APPENDIX I

                               NOTICE OF EXERCISE

1. The undersigned hereby elects (please check the appropriate box and fill in the blank spaces):

          [ ] to purchase ________ shares of Common Stock, par value $.001 per share,of Freestar Technology Corporation at $0.xx per share for a total of $______ and pursuant to the terms of the attached
               Warrant, and tenders herewith payment of the aggregate Exercise Price of such Warrant Shares in full; or

          [ ] to purchase __________ shares of Common Stock, par value $.001 per share, of Freestar Technology Corporation. pursuant to the cashless exercise provision under Section 2.2 (b) of the attached Warrant, and tenders herewith the number of Warrant Shares to purchase such Warrant Shares based on the average closing bid price of the Common Stock for the (10) ten Trading Days prior to the date hereof of $____ per share.

2. Please issue a certificate or certificates representing said Warrant Shares in the name of the undersigned or in such other name as is specified below:


Dated: _____________________________        By:  _______________________________


                                            Name: ______________________________

                                            Title:   ___________________________